                                          497(c) File Nos. 33-5819 and 811-5034

Prospectus  March 2, 1998

CitiFunds(SM) National Tax Free Income Portfolio

This Prospectus describes CitiFundsSM National Tax Free Income Portfolio, a non-diversifed mutual fund in the CitiFunds Family of Funds. Citibank, N.A. is the investment manager.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated the date of this Prospectus (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the investor's Service Agent or by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http://www.sec.gov).

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REMEMBER THAT SHARES OF THE FUND:

o   ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Prospectus Summary                                                           3
 ..............................................................................
Expense Summary                                                              5
 ..............................................................................
Condensed Financial Information                                              6
 ..............................................................................
Investment Information                                                       7
 ..............................................................................
Risk Considerations                                                          8
 ..............................................................................
Valuation of Shares                                                         10
 ..............................................................................
Purchases                                                                   10
 ..............................................................................
Exchanges                                                                   10
 ..............................................................................
Redemptions                                                                 11
 ..............................................................................
Dividends and Distributions                                                 12
 ..............................................................................
Management                                                                  12
 ..............................................................................
Tax Matters                                                                 15
 ..............................................................................
Performance Information                                                     16
 ..............................................................................
General Information                                                         17
 ..............................................................................
Appendix -- Permitted Investments and Investment Practices                  18
 ..............................................................................

PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUND: This Prospectus describes CitiFunds(SM) National Tax Free Income Portfolio.

INVESTMENT OBJECTIVE AND POLICIES: The Fund's investment objective is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment. The Fund invests primarily in municipal obligations that pay interest that is exempt from federal income taxes.

INVESTMENT MANAGER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Manager"), a wholly-owned subsidiary of Citicorp, is the investment manager. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."

PURCHASES AND REDEMPTIONS: Investors may purchase and redeem shares of the Fund through a Service Agent on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."

PRICING: Shares of the Fund are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares are subject to a fee of up to 0.25% per annum of the Fund's average daily net assets for distribution, sales and marketing and shareholder services. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of the CitiSelect(R) Portfolios and certain other CitiFunds. See "Exchanges."

DIVIDENDS: Dividends, if any, are declared and paid monthly. Net capital gains, if any, are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value. See "Dividends and Distributions."

WHO SHOULD INVEST: The Fund is designed for investors seeking current income that is exempt from federal income taxes. Investors should be willing to accept fluctuation in the price of shares of the Fund.

RISK FACTORS: There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

The value of fixed income securities, including municipal obligations, generally goes down when interest rates go up, and vice versa. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. Also, it is possible that some issuers will be unable to make required payments on fixed income securities held by the Fund.

The Fund is a non-diversified mutual fund, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the Fund is more susceptible than more diversified funds to any single economic, political or regulatory occurrence.

Certain investment practices may also entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund. For more information on costs and expenses, see "Management" -- page 12 and "General Information -- Expenses" -- page 17.*

                                                                     CITIFUNDS
                                                                  NATIONAL TAX
                                                                   FREE INCOME
                                                                     PORTFOLIO
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SHAREHOLDER TRANSACTION EXPENSES                                    None
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Management Fees (after fee waivers)(1)(3)                           0.40%
12b-1 Fees (including service fees)(2)                              0.25%
Other Expenses (after fee waivers and reimbursements)(3)            0.15%
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Total Fund Operating Expenses (after fee waivers
   and reimbursements)(3)                                           0.80%
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*     This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at these levels. The information in the table and in the example below is based on the Fund's expenses for the fiscal year ended December 31, 1997, as revised to reflect current fees.
(1)   A combined fee for investment advisory and administrative services.
(2) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
(3) Absent fee waivers and reimbursements, management fees, other expenses and total fund operating expenses would be 0.75%, 6.56% and 7.56%, respectively, as revised to reflect the Fund's current fees and expense structure.

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below:

                                               ONE    THREE    FIVE      TEN
                                              YEAR    YEARS   YEARS    YEARS
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CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO    $8      $26     $44      $99
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The Example assumes that all dividends are reinvested, and reflects certain voluntary fee waivers. If the fee waivers and reimbursements were not made, the amounts in the example would be $75, $218, $355 and $666. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

The following table provides condensed financial information about the Fund for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Service Agent or by calling 1-800-625-4554.

     CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO -- FINANCIAL HIGHLIGHTS

                                                             AUGUST 17, 1995
                                                            (COMMENCEMENT OF
                                 YEAR ENDED DECEMBER 31,      OPERATIONS) TO
                                  1997            1996     DECEMBER 31, 1995
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Net Asset Value,
beginning of period             $10.34          $10.55               $10.00
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Income from
Operations:
Net investment income            0.564           0.562                0.187
Net realized and unrealized
 gain (loss) on investments      0.586          (0.232)               0.551
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    Total from operations        1.150           0.330                0.738
-------------------------------------------------------------------------------
Less Dividends From:
Net investment income           (0.570)         (0.540)              (0.188)
-------------------------------------------------------------------------------
Net Asset Value, end of period  $10.92          $10.34                $10.55
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)               $1,917          $2,060                $1,306
Ratio of expenses to average
  net assets                      0.14%              0%                   0%
Ratio of expenses to average
  net assets after fees paid
  indirectly(A)                      0%              0%                   0%
Ratio of net investment income
  to average net assets           5.45%           5.42%                5.20%+
Portfolio turnover                  55%             52%                   0%
Total return                     11.45%           3.31%                7.43%**
Note: If certain agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated and expenses were not reduced for fees paid indirectly, and had expenses been limited to that required by state securities laws in 1995, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share                    $(0.229)        $(0.291)              $0.098
RATIOS:
Expenses to average
  net assets                      7.66%           8.23%                2.50%+
Net investment income
  to average net assets          (2.21)%         (2.81)%               2.70%+


+ Annualized.      ** Not annualized.
(A) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE: The investment objective of the Fund is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment.

The investment objective of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES: The Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ("Municipal Obligations") that pay interest that is exempt from federal income taxes including the federal alternative minimum tax ("tax-exempt Municipal Obligations"). Under normal circumstances at least 80% of the Fund's assets will be invested in tax-exempt Municipal Obligations.

The Fund may invest in short-term debt securities that pay interest that is subject to federal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax.

Municipal Obligations include municipal bonds, notes and commercial paper issued by the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers. The Fund may invest both in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. Municipal Obligations also include participations in municipal leases.

The Fund will invest only in cash and in debt securities that either (i) carry at least a Baa rating from Moody's Investors Service, Inc., or a BBB rating from Standard & Poor's Ratings Group, or are considered by the Manager to be of equivalent quality, (ii) are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or (iii) are obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets.

Securities rated Baa or BBB, while considered "investment grade," have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on securities rated Baa or BBB than is the case for higher grade securities. Investors should review Appendix B to the Statement of Additional Information for a description of credit ratings.

Under normal market conditions, the weighted average maturity of securities held by the Fund is in a long-term range (between 10 and 30 years). While long-term debt securities tend to generate a higher rate of current income than short-term debt securities, the prices of long-term debt securities generally fluctuate more in response to interest rate changes and other factors than the prices of short-term debt securities. Therefore, investors in the Fund should be willing to accept fluctuation in the price of shares of the Fund.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
Temporary Investments. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and the interest on these investments may be subject to tax.

Other Permitted Investments. For more information regarding the Fund's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 18. The Fund will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserves the right to do so.

Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Fund's investment objective and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.

Portfolio Turnover. Securities of the Fund will be sold whenever the Manager believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's annual portfolio turnover rate appears in the Financial Highlights for the Fund. See "Condensed Financial Information." The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

Brokerage Transactions. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

RISK CONSIDERATIONS

The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

Changes in Net Asset Value. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase.

Interest Rate Risk. The value of fixed income securities, including Municipal Obligations, generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Credit Risk. Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities held by the Fund.

"Revenue" Obligations. The Fund may invest in Municipal Obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. The Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although the Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by the Fund.

Non-Diversified Fund. The Fund is a non-diversified mutual fund. This means that it is not subject to any statutory restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence. The Fund also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with more diversified mutual funds.

Investment Practices. Certain of the investment practices employed for the Fund may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 18.

VALUATION OF SHARES

Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund, then subtracting the Fund's liabilities, and then dividing the result by the number of the Fund's outstanding shares. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value.

PURCHASES

Shares of the Fund are offered continuously and may be purchased on any Business Day at the public offering price. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Transfer Agent. The Fund and the Transfer Agent reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

Shares may be purchased through certain financial institutions (which may include banks), securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor. Service Agents may receive certain fees from the Distributor and/ or the Fund. See "Management -- Distribution Arrangements." Investors should contact their Service Agents for information on purchases. Each Service Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Service Agent. Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers.

From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Fund. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

EXCHANGES

Shares may be exchanged for shares of the CitiSelect Portfolios and certain other CitiFunds, or may be acquired through an exchange of shares of those funds.

Shareholders must place exchange orders through the Transfer Agent or, if they are customers of a Service Agent, through their Service Agent, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Transfer Agent. See "Valuation of Shares." Shares of the Fund may be exchanged only after payment in federal funds for the shares has been received by the Transfer Agent.

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Securities and Exchange Commission rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

REDEMPTIONS

Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by the Transfer Agent. Each Service Agent is responsible for the prompt transmission of redemption orders to the Fund on behalf of its customers. A Service Agent may establish requirements or procedures regarding submission of redemption requests by its customers that are different from those described below. Investors should consult their Service Agents for details. A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by the Transfer Agent or a shareholder's Service Agent) to the Transfer Agent or, if shareholders are customers of a Service Agent, their Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).

Questions about redemption requirements should be referred to the Transfer Agent or, for customers of a Service Agent, their Service Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend monthly, on or about the last day of each month.

The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

A shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the Fund issued at net asset value.

MANAGEMENT

TRUSTEES AND OFFICERS: The Fund is supervised by the Board of Trustees of CitiFunds Tax Free Income Trust. A majority of the Trustees are not affiliated with Citibank. More information on the Trustees and officers of the Fund appears under "Management" in the Statement of Additional Information.

INVESTMENT MANAGER: Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank also serves as investment adviser to other registered investment companies. Citibank's address is 153 East 53rd Street, New York 10043.

Subject to policies set by the Trustees, Citibank is responsible for overall management of the Fund pursuant to a Management Agreement with the Fund. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. Pursuant to a sub-administrative services agreement with Citibank, the Distributor performs such sub-administrative duties for the Fund as from time to time are agreed upon by Citibank and the Distributor. The Distributor's compensation as sub-administrator is paid by Citibank.

John C. Mooney, a Vice President of Citibank, has managed the Fund since June 1997. Mr. Mooney is a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. Prior to joining Citibank in 1997, Mr. Mooney served as a tax-exempt portfolio manager at SunAmerica for over three years. Prior to joining SunAmerica, he served as a tax-exempt portfolio manager at First Investors for three years. His prior experience also includes positions at Alliance Capital Management L.P. and The Boston Company.

Management's discussion of the Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by calling 1-800-625-4554.

Management Fees. For its services under the Management Agreement, Citibank receives fees, which are accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This fee is higher than the management fee paid by most mutual funds. Citibank may voluntarily agree to waive a portion of its management fees.

For the fiscal year ended December 31, 1997, Citibank voluntarily waived its entire fee under a prior investment advisory agreement for the Fund.

Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Management Agreement and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or a Service Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides fund accounting services and calculates the daily net asset value for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

DISTRIBUTION ARRANGEMENTS: CFBDS, 6 St. James Avenue, Boston, MA 02116 (telephone: (617) 423-1679), is the distributor of the Fund's shares. Under a Service Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. These fees may be used to make payments to the Distributor for distribution services and to Service Agents and others as compensation for the sale of shares of the Fund, for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer.

The amounts paid by the Distributor to each Service Agent and other recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided by the Service Agent.

The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Service Plan and the purposes for which the expenditures were made.

During the period they are in effect, the Service Plan and related Distribution Agreement obligate the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if these entities' expenses exceed the fees provided for under the Service Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor, Service Agents and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be the Distributor's or Service Agent's sole responsibility and not obligations of the Fund.

TAX MATTERS

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

FEDERAL INCOME TAXES: The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.

The Fund expects that most of its net income will be attributable to tax-exempt Municipal Obligations, and, as a result, most of the Fund's dividends to shareholders will be excludable from shareholders' gross income. However, the Fund may invest from time to time in taxable securities, and certain Fund dividends may be subject to the federal alternative minimum tax. Distributions of capital gains on the sale or other disposition of Fund investments are also taxable to Fund shareholders. Generally, distributions of short-term net capital gains will be taxed as ordinary income, and distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25%, or 28%, depending upon the source of the gains. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares.

Any gains realized by a shareholder on the sale or redemption of Fund shares are subject to tax. If Fund shares are redeemed after tax-exempt income has accrued but not yet been declared as a dividend, the portion of redemption proceeds representing that income may be taxed as a capital gain even though it would have been tax-exempt if it had been declared as a dividend prior to redemption. In addition, any short-term capital loss realized upon the redemption of Fund shares within six months of their purchase is disallowed to the extent of any dividends of tax-exempt income received during that period.

Fund dividends of tax-exempt income are taken into account in determining the amount of a shareholder's social security and railroad retirement benefits that may be subject to federal income tax. No deduction may be claimed for interest on indebtedness incurred or carried for the purpose of purchasing or holding Fund shares. Investors who are, or are related to, "substantial users" of facilities financed by private activity bonds should consult their tax advisers before buying Fund shares.

By January 31 of each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

STATE AND LOCAL TAXES: Fund dividends which are excludable from shareholders' gross income for federal income tax purposes will not necessarily be exempt from the income or other tax laws of any state or local taxing authority. Investors should consult their own tax advisers in this regard.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund may provide its period and average annualized "total rates of return" and "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable mutual fund would have to generate in order to produce an after-tax total rate of return equivalent to that of the Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of the Fund, the dividends from which are expected to be mostly exempt from federal income taxes with the total rates of return of funds the dividends from which are not so tax-exempt.

The Fund may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the dividends from which are expected to be mostly exempt from federal income taxes with yields of funds the dividends from which are not so tax exempt. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Of course, any fees charged by a shareholder's Service Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

GENERAL INFORMATION

ORGANIZATION: The Fund is a series of CitiFunds Tax Free Income Trust, a Massachusetts business trust that was organized on May 27, 1986. The Trust is also an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998 the Fund was called Landmark National Tax Free Income Fund and CitiFunds Tax Free Income Trust was called Landmark Tax Free Income Funds.

The Fund is a non-diversified mutual fund, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund intends, however, to comply with diversification requirements imposed on mutual funds by the Internal Revenue Code.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

INVESTMENT STRUCTURE: The Fund currently invests directly in securities. However, in the future, the Fund may invest in securities indirectly through one or more investment companies, to the extent permitted by applicable law. Shareholder approval is not needed to change the Fund's investment structure.

VOTING AND OTHER RIGHTS: CitiFunds Tax Free Income Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds Tax Free Income Trust have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

At any meeting of shareholders of the Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

As a Massachusetts business trust, CitiFunds Tax Free Income Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

EXPENSES: In addition to amounts payable under the Management Agreement and Service Plan, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Distributor, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

For the fiscal year ended December 31, 1997, all expenses of the Fund were paid by Citibank.

All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.

COUNSEL AND INDEPENDENT AUDITORS: Bingham Dana LLP, 150 Federal Street,
Boston, MA 02110, is counsel for the Fund. Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110, are the independent auditors for the Fund.
-------------------------------------------------------------------------------

The Statement of Additional Information dated the date hereof contains more detailed information about the Fund, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers and investment manager, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX

PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities, municipal agencies and authorities and other qualifying issuers which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of private activity bonds ("PABs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, the PABs or the participation certificates in PABs purchased by the Fund may have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.

Municipal Notes. There are four major varieties of state and municipal notes:
Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from notes or bonds to be issued concurrently or at a later date. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Participations in Municipal Leases. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event on non-appropriation or foreclosure might, in some cases, prove difficult.

Variable Rate Instruments and Participation Interests. Variable rate instruments provide for a periodic adjustment in the interest rate paid on the instrument and usually permit the holder to receive payment of principal and accrued interest upon a specified number of day's notice. The Fund may invest in participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization ("Participation Interests"). A variable rate instrument or a Participation Interest may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank, or an insurance policy of an insurance company. See "Stand-by Commitments." Purchase of a Participation Interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

Stand-by Commitments. When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks or broker-dealers with respect to the Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. The Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying security will generally be different from that of the commitment. In some cases it may not be possible to exercise rights under a stand-by commitment when the underlying Municipal Obligation is in default.

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Repurchase agreements may involve Municipal Obligations and other securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 30% of the Fund's total assets.

In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or a reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

Rule 144A Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. If the Manager determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or to the extent qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Private Placements and Illiquid Investments. The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

"When-Issued" Securities. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

Futures Contracts. The Fund may use financial futures in order to protect itself from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade.

When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. The Fund does not currently intend to enter into a futures contract if, as a result, the initial margin deposits on all of the Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, the Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts. In any event, the Fund will not invest in futures contracts to the extent that the investment would be inconsistent with the Fund's investment policies which provide that, under normal circumstances, the Fund will invest at least 80% of its assets in tax-exempt Municipal Obligations.

The ability of the Fund to utilize futures contracts successfully will depend on the Manager's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Manager's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund's related portfolio position. Also, although the Fund will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.

The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of the Fund and may affect in other ways the amount, timing and character of the Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

The use of futures by the Fund and some of their risks are described more fully in the Statement of Additional Information.

Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

CFP/NTFIP 398      [recycle symbol] Printed on recycled paper

                                          497(c) File Nos. 33-5819 and 811-5034

Prospectus  March 2, 1998

CitiFunds(SM) New York Tax Free Income Portfolio

This Prospectus describes CitiFunds(SM) New York Tax Free Income Portfolio, a non-diversified mutual fund in the CitiFunds Family of Funds. Citibank, N.A. is the investment manager.

This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated the date of this Prospectus (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made by contacting the investor's Service Agent or by calling 1-800-625-4554. The Statement of Additional Information and other related materials are available on the SEC's Internet web site (http://www.sec.gov).

------------------------------------------------------------------------------
REMEMBER THAT SHARES OF THE FUND:

o   ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY;
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES;
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

Prospectus Summary                                                           3
 ..............................................................................
Expense Summary                                                              5
 ..............................................................................
Condensed Financial Information                                              6
 ..............................................................................
Investment Information                                                       8
 ..............................................................................
Risk Considerations                                                         10
 ..............................................................................
Valuation of Shares                                                         11
 ..............................................................................
Purchases                                                                   12
 ..............................................................................
Exchanges                                                                   12
 ..............................................................................
Redemptions                                                                 13
 ..............................................................................
Dividends and Distributions                                                 14
 ..............................................................................
Management                                                                  14
 ..............................................................................
Tax Matters                                                                 16
 ..............................................................................
Performance Information                                                     17
 ..............................................................................
General Information                                                         18
 ..............................................................................
Appendix -- Permitted Investments and Investment Practices                  20
 ..............................................................................

PROSPECTUS SUMMARY

See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUND: This Prospectus describes CitiFunds(SM) New York Tax Free Income Portfolio.

INVESTMENT OBJECTIVE AND POLICIES: The Fund's investment objective is to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment. The Fund invests primarily in municipal obligations that pay interest that is exempt from federal income taxes.

INVESTMENT MANAGER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Manager"), a wholly-owned subsidiary of Citicorp, is the investment manager. Citibank and its affiliates manage more than $88 billion in assets worldwide. CFBDS, Inc. ("CFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."

PURCHASES AND REDEMPTIONS: Investors may purchase and redeem shares of the Fund through a Service Agent on any day the New York Stock Exchange is open for trading. See "Purchases" and "Redemptions."

PRICING: Shares of the Fund are purchased and redeemed at net asset value, without a sales load or redemption fees. Shares are subject to a fee of up to 0.25% per annum of the Fund's average daily net assets for distribution, sales and marketing and shareholder services. See "Purchases" and "Management -- Distribution Arrangements."

EXCHANGES: Shares may be exchanged for shares of the CitiSelect(R) Portfolios and certain other CitiFunds. See "Exchanges."

DIVIDENDS: Dividends, if any, are declared and paid monthly. Net capital gains, if any, are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares at net asset value. See "Dividends and Distributions."

WHO SHOULD INVEST: The Fund is designed for investors seeking current income that is exempt from federal, New York State and New York City personal income taxes. Investors should be willing to accept fluctuation in the price of shares of the Fund and to bear the increased risk of an investment portfolio that is concentrated in obligations of New York and its political subdivisions.

RISK FACTORS: There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

The value of fixed income securities, including municipal obligations, generally goes down when interest rates go up, and vice versa. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. Also, it is possible that some issuers will be unable to make required payments on fixed income securities held by the Fund.

The Fund is a non-diversified mutual fund, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The Fund's investments are, under normal circumstances, concentrated in municipal obligations of New York issuers. As a result, the Fund is more susceptible than more diversified funds to any single economic, political or regulatory occurrence, and the Fund is particularly susceptible to occurrences affecting New York issuers.

Certain investment practices may also entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund. For more information on costs and expenses, see "Management" -- page 14 and "General Information -- Expenses" -- page 19.*

                                                                   CITIFUNDS
                                                                    NEW YORK
                                                                    TAX FREE
                                                                      INCOME
                                                                   PORTFOLIO
------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                        None
ANNUAL FUND OPERATING EXPENSES,
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Management Fees (after fee waivers)(1)(3)                              0.32%
12b-1 Fees (including service fees)(2)                                 0.25%
Other Expenses                                                         0.23%
------------------------------------------------------------------------------
Total Fund Operating Expenses (after fee waivers)(3)                   0.80%
------------------------------------------------------------------------------

* This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers. There can be no assurance that the fee waivers reflected in the table will continue at these levels. The information in the table and in the example below is based on the Fund's expenses for the fiscal year ended December 31, 1997, as revised to reflect current fees.
(1) A combined fee for investment advisory and administrative services.
(2) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
(3) Absent fee waivers, management fees and total fund operating expenses would be 0.75% and 1.23%, respectively, as revised to reflect the Fund's current fees and expense structure.

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period indicated below:

                                           ONE     THREE      FIVE       TEN
                                          YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------
CITIFUNDS NEW YORK TAX FREE INCOME
PORTFOLIO                                   $8       $26       $44       $99
------------------------------------------------------------------------------

The Example assumes that all dividends are reinvested and reflects certain voluntary fee waivers. If the fee waivers were not made, the amounts in the example would be $13, $39, $68 and $149. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

The following table provides condensed financial information about the Fund for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, have been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Service Agent or by calling 1-800-625-4554.

                                            CITIFUNDS NEW YORK TAX FREE INCOME PORTFOLIO
                                                        FINANCIAL HIGHLIGHTS

                                                                                                                    FOUR MONTHS
                                                                                                                          ENDED
                                                          YEAR ENDED DECEMBER 31,                                  DECEMBER 31,
                                       1997               1996               1995               1994                    1993(A)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period  $10.98             $11.25             $10.09             $11.54                 $11.44
-------------------------------------------------------------------------------------------------------------------------------
Income from Operations:
Net investment income                  0.594              0.585              0.607              0.566                  0.210
Net realized and unrealized gain
  (loss) on investments                0.431             (0.267)             1.153             (1.415)                 0.076
-------------------------------------------------------------------------------------------------------------------------------
    Total from operations              1.025              0.318              1.760             (0.849)                 0.286
-------------------------------------------------------------------------------------------------------------------------------
Less Dividends From:
Net investment income                 (0.585)            (0.588)            (0.600)            (0.601)                (0.186)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period        $11.42             $10.98             $11.25             $10.09                 $11.54
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
  omitted)                           $75,978            $82,182            $90,264            $86,399               $120,824
Ratio of expenses to average net
  assets                                0.80%              0.80%              0.80%              0.80%                  0.80%+
Ratio of net investment income to
  average net assets                    5.31%              5.34%              5.62%              5.52%                  4.84%+
Portfolio turnover                        16%                47%                98%               150%                    46%
Total return                            9.62%              3.01%             17.89%             (7.47)%                 2.52%**
Note: If certain agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated
and expenses were not reduced for fees paid indirectly for the years ended after December 31, 1994, the net investment income per share and the ratios would have been as follows:
Net investment income per share       $0.540             $0.534             $0.555             $0.508                 $0.191
RATIOS:
Expenses to average net assets          1.28%              1.27%              1.27%              1.27%                  1.23%+
Net investment income to average
  net assets                            4.83%              4.87%              5.15%              5.05%                  4.40%+

**  Not annualized.
+   Annualized.
(A) Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.

                                          CITIFUNDS NEW YORK TAX FREE INCOME PORTFOLIO
                                                     FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED AUGUST 31,
                                    1993              1992             1991             1990             1989             1988
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning
  of period                       $10.82            $10.27          $  9.77          $  9.89          $  9.34          $  9.49
-------------------------------------------------------------------------------------------------------------------------------
Income from Operations:
Net investment income              0.567             0.589            0.583            0.565            0.577            0.586
Net realized and unrealized
  gain (loss) on investments       0.610             0.541            0.510           (0.117)           0.550           (0.156)
-------------------------------------------------------------------------------------------------------------------------------
    Total from operations          1.177             1.130            1.093            0.448            1.127            0.430
-------------------------------------------------------------------------------------------------------------------------------
Less Dividends From:
Net investment income             (0.557)           (0.580)          (0.593)          (0.568)          (0.577)          (0.580)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period    $11.44            $10.82           $10.27           $ 9.77          $  9.89           $9.340
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)               $111,583           $81,185          $73,884          $76,442          $73,790          $70,050
Ratio of expenses to average
  net assets                        0.80%             0.80%            0.81%            1.37%            1.42%            1.25%
Ratio of net investment
  income to average net assets      5.11%             5.58%            5.82%            5.73%            5.95%            6.34%
Portfolio turnover                   149%              143%             337%             170%             204%             107%
Total return                       11.19%            11.31%           11.52%            4.66%           12.49%            4.67%

Note: If certain agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated
and expenses were not reduced for fees paid indirectly for the years ended after December 31, 1994, the net investment income per share and the ratios would have been as follows:

Net investment income per share   $0.515            $0.537           $0.540           $0.561                 *          $0.586
RATIOS:
Expenses to average net assets      1.27%             1.30%            1.24%            1.40%                *            1.26%
Net investment income to
  average net assets                4.64%             5.09%            5.39%            5.69%                *            6.33%

*  No waiver or assumption of expenses during the period.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE: The investment objective of the Fund is to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment.

The investment objective of the Fund may be changed by its Trustees without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES: The Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ("Municipal Obligations") that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax ("triple tax-exempt Municipal Obligations"). Under normal circumstances at least 80% of the Fund's assets will be invested in tax-exempt Municipal Obligations.

The Fund may invest in Municipal Obligations paying interest that is exempt from federal income taxes but subject to New York State and New York City personal income taxes. The Fund may also invest in short-term debt securities that pay interest that is subject to federal, New York State and New York City personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax or New York State or New York City personal income taxes.

Municipal Obligations include municipal bonds, notes and commercial paper issued by the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers. The Fund may invest both in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. Municipal Obligations also include participations in municipal leases.

The Fund will invest only in cash and in debt securities that either (i) carry at least a Baa rating from Moody's Investors Service, Inc., or a BBB rating from Standard & Poor's Ratings Group, or are considered by the Manager to be of equivalent quality, (ii) are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or (iii) are obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets.

Securities rated Baa or BBB, while considered "investment grade," have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on securities rated Baa or BBB than is the case for higher grade securities. Investors should review Appendix B to the Statement of Additional Information for a description of credit ratings.

Under normal market conditions, the weighted average maturity of securities held by the Fund is in a long-term range (between 10 and 30 years). While long-term debt securities tend to generate a higher rate of current income than short-term debt securities, the prices of long-term debt securities generally fluctuate more in response to interest rate changes and other factors than the prices of short-term debt securities. Therefore, investors in the Fund should be willing to accept fluctuation in the price of shares of the Fund.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
Temporary Investments. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and the interest on these investments may be subject to tax.

Other Permitted Investments. For more information regarding the Fund's permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 20. The Fund will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserves the right to do so.

Investment Restrictions. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow money from banks in an amount not to exceed 1/3 of the Fund's net assets for extraordinary or emergency purposes (e.g.,to meet redemption requests). Except as otherwise indicated, the Fund's investment objective and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.

Portfolio Turnover. Securities of the Fund will be sold whenever the Manager believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's annual portfolio turnover rate appears in the Financial Highlights for the Fund. See "Condensed Financial Information." The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

Brokerage Transactions. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

RISK CONSIDERATIONS

The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

Changes in Net Asset Value. The Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase.

Interest Rate Risk. The value of fixed income securities, including Municipal Obligations, generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Credit Risk. Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities held by the Fund.

"Revenue" Obligations. The Fund may invest in Municipal Obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. The Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although the Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by the Fund.

Non-Diversified Fund. The Fund is a non-diversified mutual fund. This means that it is not subject to any statutory restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence. The Fund is particularly susceptible to occurrences affecting New York issuers. The Fund also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with more diversified mutual funds.

New York Securities. The Fund's investments are, under normal circumstances, concentrated in Municipal Obligations of New York issuers. Payment of interest and principal of these securities is dependent on the continuing ability of issuers in New York to meet their obligations.

Investors in the Fund should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. These financial difficulties caused the credit ratings of certain New York Municipal Obligations to be downgraded by rating agencies. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. Although the steady growth that has characterized the New York economy recently continued during the first half of 1997, there can be no assurance that credit ratings on obligations of New York State, New York City and other New York governmental authorities will not be downgraded further. Investors in this Fund should consider the greater risks inherent in the Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio. Further information is set forth in the Statement of Additional Information.

Investment Practices. Certain of the investment practices employed for the Fund may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 20.

VALUATION OF SHARES

Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of the Fund, then subtracting the Fund's liabilities, and then dividing the result by the number of the Fund's outstanding shares. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value.

PURCHASES

Shares of the Fund are offered continuously and may be purchased on any Business Day at the public offering price. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Transfer Agent. The Fund and the Transfer Agent reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

Shares may be purchased through certain financial institutions (which may include banks), securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor. Service Agents may receive fees from the Distributor and/or the Fund. See "Management -- Distribution Arrangements." Investors should contact their Service Agents for information on purchases. Each Service Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Service Agent. Each Service Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers.

From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Fund. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

EXCHANGES

Shares may be exchanged for shares of the CitiSelect Portfolios and certain other CitiFunds, or may be acquired through an exchange of shares of those funds.

Shareholders must place exchange orders through the Transfer Agent or, if they are customers of a Service Agent, through their Service Agent, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Transfer Agent. See "Valuation of Shares." Shares of the Fund may be exchanged only after payment in federal funds for the shares has been received by the Transfer Agent.

This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Securities and Exchange Commission rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

REDEMPTIONS

Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by the Transfer Agent. Each Service Agent is responsible for the prompt transmission of redemption orders to the Fund on behalf of its customers. A Service Agent may establish requirements or procedures regarding submission of redemption requests by its customers that are different from those described below. Investors should consult their Service Agents for details. A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

Redemptions by Mail. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by the Transfer Agent or a shareholder's Service Agent) to the Transfer Agent or, if shareholders are customers of a Service Agent, their Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

Redemptions by Telephone. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they are customers of a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

Payment of Redemptions. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Redemption Information" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).

Questions about redemption requirements should be referred to the Transfer Agent or, for customers of a Service Agent, their Service Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend monthly, on or about the last day of each month.

The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

A shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the Fund issued at net asset value.

MANAGEMENT

TRUSTEES AND OFFICERS: The Fund is supervised by the Board of Trustees of CitiFunds Tax Free Income Trust. A majority of the Trustees are not affiliated with Citibank. More information on the Trustees and officers of the Fund appears under "Management" in the Statement of Additional Information.

INVESTMENT MANAGER: Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $88 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank also serves as investment adviser to other registered investment companies. Citibank's address is 153 East 53rd Street, New York 10043.

Subject to policies set by the Trustees, Citibank is responsible for overall management of the Fund pursuant to a Management Agreement with the Fund. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. Pursuant to a sub-administrative services agreement with Citibank, the Distributor performs such sub-administrative duties for the Fund as from time to time are agreed upon by Citibank and the Distributor. The Distributor's compensation as sub-administrator is paid by Citibank.

John C. Mooney, a Vice President of Citibank, has managed the Fund since June 1997. Mr. Mooney is a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. Prior to joining Citibank in 1997, Mr. Mooney served as a tax-exempt portfolio manager at SunAmerica for over three years and also served as a tax-exempt portfolio manager at First Investors for three years. His prior experience also includes positions at Alliance Capital Management L.P. and The Boston Company.

Management's discussion of the Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by calling 1-800-625-4554.

Management Fees. For its services under the Management Agreement, Citibank receives fees, which are accrued daily and paid monthly, of 0.75% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This fee is higher than the management fee paid by most mutual funds. Citibank may voluntarily agree to waive a portion of its management fees.

For the fiscal year ended December 31, 1997, the management fees paid to Citibank under its investment advisory agreement were 0.23% of the Fund's average net assets.

Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Management Agreement and the activities performed by it or its affiliates as Service Agents are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Manager or a Service Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees. State Street also provides fund accounting services and calculates the daily net asset value for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

DISTRIBUTION ARRANGEMENTS: CFBDS, 6 St. James Avenue, Boston, MA 02116 (telephone: (617) 423-1679), is the distributor of the Fund's shares. Under a Service Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. These fees may be used to make payments to the Distributor for distribution services and to Service Agents and others as compensation for the sale of shares of the Fund, for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer.

The amounts paid by the Distributor to each Service Agent and other recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided by the Service Agent.

The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Service Plan and the purposes for which the expenditures were made.

During the period they are in effect, the Service Plan and related Distribution Agreement obligate the Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if these entities' expenses exceed the fees provided for under the Service Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the Distributor, Service Agents and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be the Distributor's or Service Agent's sole responsibility and not obligations of the Fund.

TAX MATTERS

This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

FEDERAL INCOME TAXES: The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.

The Fund expects that most of its net income will be attributable to tax-exempt Municipal Obligations, and, as a result, most of the Fund's dividends to shareholders will be excludable from shareholders' gross income. However, the Fund may invest from time to time in taxable securities, and certain Fund dividends may be subject to the federal alternative minimum tax. Distributions of capital gains on the sale or other disposition of Fund investments are also taxable to Fund shareholders. Generally, distributions of short-term net capital gains will be taxed as ordinary income, and distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Such capital gains may be taxable to shareholders that are individuals, estates or trusts at maximum rates of 20%, 25%, or 28% depending upon the source of the gains. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares.

Any gains realized by a shareholder on the sale or redemption of Fund shares are subject to tax. If Fund shares are redeemed after tax-exempt income has accrued but not yet been declared as a dividend, the portion of redemption proceeds representing that income may be taxed as a capital gain even though it would have been tax-exempt if it had been declared as a dividend prior to redemption. In addition, any short-term capital loss realized upon the redemption of Fund shares within six months of their purchase is disallowed to the extent of any dividends of tax-exempt income received during that period.

Fund dividends of tax-exempt income are taken into account in determining the amount of a shareholder's social security and railroad retirement benefits that may be subject to federal income tax. No deduction may be claimed for interest on indebtedness incurred or carried for the purpose of purchasing or holding Fund shares. Investors who are, or are related to, "substantial users" of facilities financed by private activity bonds should consult their tax advisers before buying Fund shares.

By January 31 of each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

STATE AND LOCAL TAXES: NEW YORK TAXES.To the extent that dividends received from the Fund are derived from interest on triple tax-exempt obligations, the dividends will be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. DIVIDENDS FROM THE FUND ARE NOT EXCLUDED IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS AND FINANCIAL INSTITUTIONS.

Generally. Except as described under "New York Taxes," Fund dividends which are excludable from shareholders' gross income for federal income tax purposes will not necessarily be exempt from the income or other tax laws of any state or local taxing authority. Investors should consult their own tax advisers in this regard.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund may provide its period and average annualized "total rates of return" and "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable mutual fund would have to generate in order to produce an after-tax total rate of return equivalent to that of the Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of the Fund, the dividends from which are expected to be mostly exempt from federal income taxes and from New York State and New York City personal income taxes, with the total rates of return of funds the dividends from which are not so tax-exempt.

The Fund may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the dividends from which are expected to be mostly exempt from federal income taxes and from New York State and New York City personal income taxes, with yields of funds the dividends from which are not so tax exempt. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Of course, any fees charged by a shareholder's Service Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

GENERAL INFORMATION

ORGANIZATION: The Fund is a series of CitiFunds Tax Free Income Trust, a Massachusetts business trust that was organized on May 27, 1986. The Trust is also an open-end management investment company registered under the 1940 Act. Prior to March 2, 1998 the Fund was called Landmark New York Tax Free Income Fund and CitiFunds Tax Free Income Trust was called Landmark Tax Free Income Funds.

The Fund is a non-diversified mutual fund, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The Fund intends, however, to comply with diversification requirements imposed on mutual funds by the Internal Revenue Code.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

INVESTMENT STRUCTURE: The Fund currently invests directly in securities. However, in the future, the Fund may invest in securities indirectly through one or more investment companies, to the extent permitted by applicable law. Shareholder approval is not needed to change the Fund's investment structure.

VOTING AND OTHER RIGHTS: CitiFunds Tax Free Income Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of CitiFunds Tax Free Income Trust have equal voting rights except that, in matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

At any meeting of shareholders of the Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

As a Massachusetts business trust, CitiFunds Tax Free Income Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

EXPENSES: In addition to amounts payable under the Management Agreement and Service Plan, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Distributor, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

For the fiscal year ended December 31, 1997, the Fund's total expenses were 0.80% of its average daily net assets for that fiscal year.

All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.

COUNSEL AND INDEPENDENT AUDITORS: Bingham Dana LLP, 150 Federal Street,
Boston, MA 02110, is counsel for the Fund. Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110, are the independent auditors for the Fund.
-------------------------------------------------------------------------------

The Statement of Additional Information dated the date hereof contains more detailed information about the Fund, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers and investment manager, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX

PERMITTED INVESTMENTS AND
INVESTMENT PRACTICES

Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities, municipal agencies and authorities and other qualifying issuers which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of private activity bonds ("PABs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, the PABs or the participation certificates in PABs purchased by the Fund may have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.

Municipal Notes. There are four major varieties of state and municipal notes:
Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from notes or bonds to be issued concurrently or at a later date. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Participations in Municipal Leases. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment of facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event on non-appropriation or foreclosure might, in some cases, prove difficult.

Variable Rate Instruments and Participation Interests. Variable rate instruments provide for a periodic adjustment in the interest rate paid on the instrument and usually permit the holder to receive payment of principal and accrued interest upon a specified number of day's notice. The Fund may invest in participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization ("Participation Interests"). A variable rate instrument or a Participation Interest may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank, or an insurance policy of an insurance company. See "Stand-by Commitments." Purchase of a Participation Interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

Stand-by Commitments. When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks or broker-dealers with respect to the Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. The Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying security will generally be different from that of the commitment. In some cases it may not be possible to exercise rights under a stand-by commitment when the underlying Municipal Obligation is in default.

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Repurchase agreements may involve Municipal Obligations and other securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 30% of the Fund's total assets.

In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or a reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

Rule 144A Securities. The Fund may purchase restricted securities that are not registered for sale to the general public. If the Manager determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or to the extent qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Private Placements and Illiquid Investments. The Fund may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

"When-Issued" Securities. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

Futures Contracts. The Fund may use financial futures in order to protect itself from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Fund are standardized contracts traded on commodities exchanges or boards of trade.

When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. The Fund does not currently intend to enter into a futures contract if, as a result, the initial margin deposits on all of the Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, the Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts. In any event, the Fund will not invest in futures contracts to the extent that the investment would be inconsistent with the Fund's investment policies which provide that, under normal circumstances, the Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations.

The ability of the Fund to utilize futures contracts successfully will depend on the Manager's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Manager's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in the Fund's related portfolio position. Also, although the Fund will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.

The use of futures contracts potentially exposes the Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of the Fund and may affect in other ways the amount, timing and character of the Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

The use of futures by the Fund and some of their risks are described more fully in the Statement of Additional Information.

Short Sales "Against the Box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

CFP/NYTFIP 398     [recycle symbol] Printed on recycled paper

                                          497(c) File Nos. 33-5819 and 811-5034

                                                                  Statement of
                                                        Additional Information
                                                                 March 2, 1998
CITIFUNDS(SM) NATIONAL TAX FREE INCOME PORTFOLIO
CITIFUNDS(SM) NEW YORK TAX FREE INCOME PORTFOLIO

    CITIFUNDS(SM) NATIONAL TAX FREE INCOME PORTFOLIO AND CITIFUNDS(SM) NEW YORK TAX FREE INCOME PORTFOLIO (THE "FUNDS") ARE SERIES OF CITIFUNDS TAX FREE INCOME TRUST (THE "TRUST"). THE ADDRESS AND TELEPHONE NUMBER OF THE TRUST ARE 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116, (617) 423-1679.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices ........   2
 4. Investment Restrictions ..............................................   7
 5. Performance Information ..............................................   8
 6. Determination of Net Asset Value; Valuation of Securities;
    Additional Redemption Information ....................................   9
 7. Management ...........................................................  10
 8. Portfolio Transactions ...............................................  14
 9. Description of Shares, Voting Rights and Liabilities .................  15
10. Certain Additional Tax Matters .......................................  16
11. Independent Accountants and Financial Statements .....................  18
Appendix A -- Description of Municipal Obligations .......................  19
Appendix B -- Description of Securities Ratings ..........................  21
Appendix C -- Additional Information Concerning New York
              Municipal Obligations.......................................  24

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectuses, dated March 2, 1998. This Statement of Additional Information should be read in conjunction with the Prospectuses, copies of which may be obtained by an investor without charge by calling 1-800-625-4554.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST

    CitiFunds Tax Free Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. This Statement of Additional Information describes CitiFunds National Tax Free Income Portfolio (the "National Fund") and CitiFunds New York Tax Free Income Portfolio (the "New York Fund"), each of which is a non-diversified separate series of the Trust. Prior to March 2, 1998, the National Fund was called Landmark National Tax Free Income Fund and the New York Fund was called Landmark New York Tax Free Income Fund. References in this Statement of Additional Information to the "Prospectus" of a Fund are to the Prospectus, dated March 2, 1998, of such Fund.

    Citibank, N.A. ("Citibank" or the "Manager") is the manager of each of the Funds. Citibank manages the investments of the Funds from day to day in accordance with each Fund's investment objective and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by CFBDS, Inc., the Funds' distributor ("CFBDS" or the "Distributor"). Shares of each Fund are sold at net asset value. CFBDS may receive distribution fees from each Fund pursuant to a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                    2.  INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of the National Fund is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment.

    The investment objective of the New York Fund is to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment.

    The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that either Fund will achieve its investment objective.

    As a fundamental policy, the Trust seeks to achieve the investment objective of the National Fund by investing in debt obligations consisting primarily (i.e., at least 80% of its assets under normal circumstances) of municipal bonds and notes and other debt instruments the interest on which is exempt from federal personal income taxes ("Municipal Obligations" or "tax-exempt securities"). As used in this Statement of Additional Information, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, or other qualifying issuers, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is subject to the federal alternative minimum tax).

    As a fundamental policy, the Trust seeks to achieve the investment objective of the New York Fund by investing in debt obligations consisting primarily (i.e., at least 80% of its assets under normal conditions) of municipal bonds and notes and other debt instruments the interest on which is exempt from federal, New York State and New York City personal income taxes. These obligations are issued primarily by the State of New York, its political subdivisions, municipalities, agencies, instrumentalities or public authorities.

    Each Fund's investment policies are described in "Investment Information - Investment Policies" in the Prospectus.

      3.  DESCRIPTION OF PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

    The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of the Funds. For a general discussion of Municipal Obligations and the risks associated with investment therein, see Appendix A to this Statement of Additional Information. In determining the tax status of interest on Municipal Obligations, the Manager relies on opinions of bond counsel who may be counsel to the issuer.

FUTURES CONTRACTS

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the Fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on a Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

    Each Fund will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by each Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract. Finally, a Fund will not invest in futures contracts to the extent that such investment would be inconsistent with such Fund's investment policies which provide that, under normal circumstances, the National Tax Free Income Fund will invest at least 80% of its assets in tax-exempt Municipal Obligations and the New York Tax Free Income Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations (that is, obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax).

    The use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."

WHEN-ISSUED SECURITIES

    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

VARIABLE AND FLOATING RATE OBLIGATIONS

    Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

    The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

PARTICIPATION INTERESTS

    The Trust may purchase from banks on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will only be purchased if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds. The Trust will not invest more than 5% of either Fund's total assets (taken at the greater of cost or market value) in participation interests. Participation interests include municipal lease obligations which are deemed to be illiquid unless otherwise determined by the Board of Trustees.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). When the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate the investments in order to return the cash collateral to the buyer. If the Manager determines to make loans, it is not intended that the value of the securities loaned by either Fund would exceed 30% of the value of its total assets.

RULE 144A SECURITIES

    Each of the Funds may purchase securities that are not registered ("Rule 144A securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the National Fund and New York Fund will not invest more than 15% and 10%, respectively, of their net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless the Trustees of the Trust determine, based on the trading markets for a specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

    Since it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop, the Trustees will carefully monitor each Fund's investments in Rule 144A securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

SPECIAL FACTORS AFFECTING NEW YORK

    The Trust intends to invest a high proportion of the New York Fund's assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

    For further information concerning New York Municipal Obligations, see Appendix C to this Statement of Additional Information. The summary set forth above and in Appendix C is included for purposes of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements, including preliminary statements, of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

                          4. INVESTMENT RESTRICTIONS

    The Trust, on behalf of each Fund, has adopted the following policies which cannot be changed without the approval of the holders of a majority of the applicable Fund's outstanding voting securities (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the outstanding voting securities of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy). The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    None of the Funds may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

        (2) Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

        (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (6) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    As an operating policy, each of the National Fund and the New York Fund will not invest more than 15% and 10%, respectively, of its net assets in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.

    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for a Fund is not considered a violation of policy.

                         5.  PERFORMANCE INFORMATION

    A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.

    Any current yield quotation of a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Any tax equivalent yield quotation of a Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.

    Set forth below is total rate of return information for the shares of each Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested.

                                                               REDEEMABLE VALUE
                                                              OF A HYPOTHETICAL
                                                ANNUALIZED    $1,000 INVESTMENT
                                                  TOTAL           AT THE END
                                              RATE OF RETURN     OF THE PERIOD
                                              --------------  -----------------
CITIFUNDS NEW YORK TAX FREE INCOME PORTFOLIO
Ten years ended December 31, 1997                 7.57%             $2,074
Five years ended December 31, 1997                5.78%             $1,325
One year ended December 31, 1997                  5.23%             $1,052

CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO
August 17, 1995 (commencement of operations)
  to December 31, 1997                            7.50%             $1,165
One year ended December 31, 1997                  6.99%             $1,070

    The yields for the 30-day period ended December 31, 1997 were 4.66% for the New York Fund and 5.00% for the National Fund.

    The New York Fund's tax equivalent yield for the 30-day period ended December 31, 1997 was 8.77% (assuming (i) a combined New York State, New York City and federal tax bracket of 46.88% and (ii) that 100% of the New York Fund's assets were invested in New York Municipal Obligations).

    The National Fund's tax equivalent yield for the 30-day period ended December 31, 1997 was 8.28% (assuming a federal tax bracket of 39.60%).

    Comparative performance information may be used from time to time in advertising shares of the Funds, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Funds may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Funds may refer to or discuss current or past economic or financial conditions, developments and events.

    From time to time, each Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of either Fund's past or future performance.

        6.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES;
                      ADDITIONAL REDEMPTION INFORMATION

    The net asset value per share of each Fund is determined each day during which the New York Stock Exchange is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets of a Fund, then subtracting the liabilities of the Fund, and then dividing the result by the number of outstanding shares of the Fund. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.

    Bonds and other fixed income securities (other than short-term obligations) held for each Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                7.  MANAGEMENT

    The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES
ELLIOTT J. BERV; 54 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE*; 46 -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 54 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY; 71 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 57 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (since March 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 46 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR.; 62 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 71 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors)(since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 63 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 77 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS OF THE TRUST

PHILIP W. COOLIDGE*; 46 -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE A. DRAPEAU*; 27 -- Assistant Secretary and Assistant Treasurer of Trust; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

TAMIE EBANKS-CUNNINGHAM*; 25 -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (Since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

JOHN R. ELDER*; 49 -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer, CFBDS (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (1983 to March 1995).

LINDA T. GIBSON*; 32 -- Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, CFBDS (since October 1992).

JOAN R. GULINELLO*; 42 -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, CFBDS (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN*; 51 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI*; 33 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust (since August 1994); Vice President, Signature Financial Group (Cayman) Ltd. (since August 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994). Her address is Suite 193,
12 Church Street, Hamilton HM 11, Bermuda.

MOLLY S. MUGLER*; 46 -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

CLAIR TOMALIN*; 29 -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Europe) Limited (since 1993). Her address is 117 Charterhouse Street, London ECIM 6AA.

SHARON M. WHITSON*; 49 -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc.

JULIE J. WYETZNER*; 38 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc., or their affiliates serve as distributor or administrator.

    The Trustees of the Trust received the following remuneration from the Trust for the periods indicated:

                          TRUSTEE COMPENSATION TABLE

                             AGGREGATE          AGGREGATE           TOTAL
                            COMPENSATION       COMPENSATION      COMPENSATION
                            FROM THE NEW    FROM THE NATIONAL   FROM TRUST AND
TRUSTEE                    YORK FUND (1)         FUND (1)        COMPLEX (2)
----                          --------          ----------        ---------
H. B. Alvord (3) ........      $1,121             $  558           $32,000
Elliott J. Berv .........      $1,916             $  889           $57,000
Philip W. Coolidge ......      $    0             $    0           $     0
Mark T. Finn ............      $1,858             $  888           $54,000
Riley C. Gilley .........      $2,000             $  891           $50,000
Diana R. Harrington .....      $2,196             $  896           $57,000
Susan B. Kerley .........      $2,225             $  897           $59,000
C. Oscar Morong, Jr. ....      $2,357             $  900           $70,000
Walter E. Robb, III .....      $1,924             $  889           $56,000
E. Kirby Warren .........      $2,038             $  892           $50,000
William S. Woods, Jr. ...      $2,200             $  896           $58,000
----------
(1) For the fiscal year ended December 31, 1997.
(2) Information relates to the fiscal year ended December 31, 1997. Messrs. Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods, and Mses. Harrington and Kerley are Trustees of 31, 55, 26, 31, 28, 24, 28, 30, 29, and 29 funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(3) Mr. Alvord retired as a Trustee on May 31, 1997.

    As of February 1, 1998, all Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, or its affiliates, as Service Agents for the accounts of their respective clients.

    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

    Citibank manages the assets of each Fund and provides certain administrative services to the Trust pursuant to separate management agreements (the "Management Agreements"). Subject to such policies as the Board of Trustees of the Trust may determine, Citibank manages the securities of each Fund and makes investment decisions for each Fund. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting securities transactions for each Fund. The Management Agreements with the Trust provide that Citibank may delegate the daily management of the securities of each Fund to one or more subadvisers. The Management Agreements with the Trust will continue in effect until August 8, 1999 and thereafter as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Citibank provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. Trustees, officers, and investors in the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust.

    Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees of the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreements with the Trust provide that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreements with the Trust.

    The Prospectus contains a description of the fees payable to Citibank for services under each of the Management Agreements. Citibank may reimburse any Fund for or waive all or a portion of its management fees.

    For the fiscal years ended December 31, 1995, 1996 and 1997, the fees paid to Citibank by the New York Fund under a prior investment advisory agreement, after waivers, were $163,096, $88,585 and $181,270, respectively. For the fiscal period from August 17, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, Citibank waived all investment advisory fees for the National Fund.

    For the fiscal years ended December 31, 1995, 1996 and 1997, the fees payable from the New York Fund to CFBDS under a prior administrative services agreement were $177,067 (of which $48,777 was voluntarily waived), $214,125 (of which $18,284 was voluntarily waived) and $194,607 (of which $124,928 was voluntarily waived), respectively.

    For the period August 17, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the fees payable from the National Fund to CFBDS under a prior administrative services agreement were $862, $7,598 and $7,777, respectively (all of which were voluntarily waived).

    Pursuant to a sub-administrative services agreement with Citibank, CFBDS performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and CFBDS. For performing such sub-administrative services. CFBDS receives compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreements with the Trust. All such compensation is paid by Citibank.

DISTRIBUTOR

    CFBDS, 6 St. James Avenue, Boston, MA 02116, serves as the Distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust (the "Distribution Agreement"). Unless otherwise terminated the Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees, or by the vote of a majority of the outstanding voting securities of the particular Fund and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Under a Service Plan for shares of the Funds (the "Service Plan") which has been adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to Service Plan and the purposes for which the expenditures were made.

    The Service Plan obligates the Funds to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Service Plan for any Fund, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to the Distributor, Service Agents and others until the Service Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or Service Agent's expenses in excess of fees received or accrued through the termination date will be the Distributor's or Service Agent's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plan for each Fund, the Trustees will review the Service Plan and the expenses for each Fund separately.

    From time to time the Distributor may make payments for distribution out of its past profits or any other sources available to it.

    The Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). The Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. The Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Service Plan may be terminated with respect to any Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that Fund. The Service Plan may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of that Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plan for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plan, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. For the fiscal years ended December 31, 1994, 1995 and 1996, the Distributor waived all fees payable from the New York Fund under a prior distribution agreement. For the year ended December 31, 1997, the distribution fee for the New York Fund, net of waivers, amounted to $1,860. For the period from August 17, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the Distributor waived all fees payable from the National Fund under a prior distribution agreement.

    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. Payments may be made to the Service Agents out of the distribution fees received by the Distributor and out of the Distributor's past profits or any other source available to it.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

    The Trust has entered into a Transfer Agency and Service Agreement with State Street and Trust Company ("State Street") pursuant to which State Street acts as transfer agent for each Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Fund. See "Transfer Agent, Custodian and Fund Accountant" in the Prospectus for additional information.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    Deloitte & Touche LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Deloitte & Touche LLP is 125 Summer Street, Boston, Massachusetts 02110.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Trust.

                          8.  PORTFOLIO TRANSACTIONS

    The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in a Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of Citibank and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of Citibank in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Citibank attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund and other clients of Citibank on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), Citibank normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to Citibank on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by Citibank. At present no other recapture arrangements are in effect.

    Under the Management Agreements, in connection with the selection of such brokers or dealers and the placing of such orders, Citibank is directed to seek for each Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to Citibank or the Funds, subject to any applicable laws, rules and regulations.

    The management fee that each Fund pays to Citibank will not be reduced as a consequence of Citibank's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank, Citibank would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of Citibank's other clients. Investment decisions for each Fund and for Citibank's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by Citibank occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    For the fiscal years ended December 31, 1995, 1996 and 1997, the New York Fund paid no brokerage commissions. For the period August 17, 1995 (commencement of operations) to December 31, 1995 and for the fiscal years ended December 31, 1996 and 1997, the National Fund paid no brokerage commissions.

           9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of a Fund represents an equal proportionate interest in the Fund with each other share. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of each Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                     10.  CERTAIN ADDITIONAL TAX MATTERS

    Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's income and its tax-exempt income), and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

    The portion of each Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless a Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from each Fund on their federal income tax returns.

    Shareholders of a Fund will generally have to pay federal income taxes on the balance of each Fund's distributions of net investment income and on any distributions from net short-term capital gains, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Such capital gains may be taxable to shareholders that are individuals, estates, or trusts at maximum rates of 20%, 25%, or 28%, depending upon the source of the gains.

    Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution other than an exempt-interest dividend may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual shareholder will be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a redemption of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

    Any investment in certain securities purchased at a market discount will cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of a Fund that it might otherwise have continued to hold and thereby potentially cause the Fund to realize additional taxable gain or loss.

    Each Fund's transactions in short sales and options, futures contracts and forward contracts, if any, will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to holders of beneficial interests. For example, certain positions held by the Trust on behalf of a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust on behalf of a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the Trust on behalf of the Fund and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Trust will limit its investment activities in options, futures contracts and forward contracts on behalf of the Funds to the extent necessary to meet the requirements of Subchapter M of the Code.

    Each Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States.

    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, a Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

            11.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    The audited financial statements of the New York Fund (Portfolio of Investments at December 31, 1997, Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the year ended December 31, 1997, Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996, the Financial Highlights for each of the years in the four-year period ended December 31, 1997, the four months ended December 31, 1993, and the year ended August 31, 1993, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the New York Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the New York Fund.

    The audited financial statements of the National Fund (Portfolio of Investments at December 31, 1997, Statement of Assets and Liabilities at December 31, 1997, Statement of Operations for the year ended December 31, 1997, Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996, Financial Highlights for each of the years in the two-year period ended December 31, 1997 and for the period August 17, 1995 (commencement of operations) to December 31, 1995, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the National Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the National Fund.

    Copies of the Annual Report for each Fund accompany this Statement of Additional Information.

                                                                    APPENDIX A

                     DESCRIPTION OF MUNICIPAL OBLIGATIONS

    Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

    The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

    Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

3. TAX AND REVENUE ANTICIPATION NOTES. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

4. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

    Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and FITCH IBCA, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                                                    APPENDIX B

                      DESCRIPTION OF SECURITIES RATINGS

    The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and FITCH IBCA, Inc. ("Fitch") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                          FOUR HIGHEST BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that general rating category.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                          FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      DESCRIPTION OF FITCH IBCA, INC.'S
             FOUR HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS

    When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

    Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+." The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

"+" OR "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term category.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    - Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

    - Source of payment -- the more the issue depends on the market for its refinancing, the more likely it will be treated as a note.

    Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                      RATINGS OF TAX-EXEMPT DEMAND BONDS

    S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+ /A-1+").

                      DESCRIPTION OF FITCH IBCA, INC.'S
             TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS

    A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                     TWO HIGHEST SHORT-TERM DEBT RATINGS

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations are an original maturity not exceeding one year, unless explicitly noted.

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                                                    APPENDIX C

                      ADDITIONAL INFORMATION CONCERNING
                        NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements, including preliminary official statements, relating to securities offerings of New York issuers. CitiFunds New York Tax Free Income Portfolio is not responsible for the accuracy or timeliness of this information.

NEW YORK STATE

    The factors affecting the State's financial condition are complex and the following description constitutes only a summary.

CURRENT ECONOMIC OUTLOOK

    At the national level, although the current projection is for a faster annual growth rate for 1998 as a whole and slower annual growth for 1999 than expected in the earlier forecast, growth in both years is still expected to be substantially slower than it was during 1997. The revised forecast projects real Gross Domestic Product ("GDP") growth of 2.6 percent in 1998, which is more than a full percentage point lower than the estimated 1997 growth rate. In 1999, real GDP growth is expected to fall even further to 2.0 percent. The growth of nominal GDP is projected to decline from 5.8 percent in 1997 to 4.8 percent in 1998 and 4.3 percent in 1999. The inflation rate is expected to drop to 2.2 percent in 1998 before rising to 2.5 percent in 1999. The annual rate of job growth is expected to be 2.3 percent in 1998, equaling the strong growth rate experienced in 1997. In 1999, however, employment growth is forecast to slow markedly to 1.3 percent. Growth in personal income and wages is expected to slow in 1998 and again in 1999.

    At the State level, moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Personal income is estimated to grow by 5.4 percent in 1997, fueled in part by a continued large increase in financial sector bonus payments, and is projected to grow 4.7 percent in 1998 and 4.4 percent in 1999. Increases in bonus payments at year-end 1998 are projected to be modest, a substantial change from the rate of increase of the last few years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

1997-98 FISCAL YEAR

    The adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2 percent over 1996-97 levels. The average annual growth rate over the last three fiscal years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the 1996-97 fiscal year.

    The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by the State Division of the Budget ("DOB") to be $270 million, or 0.7 percent of total General Fund receipts.

    The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and the elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements in the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year. The adopted 1997-98 budget also makes significant investments in education, and proposes a new $2.4 billion general obligation bond proposal for school facilities to be submitted to the voters in November 1997.

    The 1997-98 Financial Plan also includes: a projected balance of $332 million in the Tax Stabilization Reserve Fund ("TSRF"); and a projected $65 million balance in the Contingency Reserve Fund ("CRF").

1998-99 FISCAL YEAR (EXECUTIVE BUDGET FORECAST)

    The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan to be released on or before February 19, 1998. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.

    The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Funds plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

    Current law and programmatic requirements are primarily responsible for the year-to-year growth in General Fund spending. These include a current law increase in school aid ($607 million), cost and enrollment growth in handicapped education ($91 million) and Medicaid ($212 million), and employee contract increases of $84 million for corrections programs to cover new capacity demands and $152 million for mental health programs to finance current law increases and the expansion of community beds. Other spending growth reflects a requested increase of $108 million for the Judiciary and $117 million for long-term debt service. New spending is partially offset by reductions of $453 million for long-term debt service. New spending is partially offset by reductions of $453 million in capital projects transfers due to the financing of Community Enhancement Facilities Assistance Program ("CEFAP") from resources available in 1997-98, $37 million in welfare assistance savings, $36 million from lower spending in General State charges, and $68 million in welfare assistance savings, $36 million from lower spending in General State charges, and $68 million in lower transfers primarily due to the elimination of the Lottery transfer made in 1997-98.

    The 1998-99 Financial Plan projects that the State will end 1998-99 with a closing balance in the General Fund of $500 million, which reflects $400 million in the TSRF and $100 million in the CRF, following an anticipated deposit of $35 million in the latter fund during the year.

1996-97 FISCAL YEAR

    The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

    The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

    General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1995-96 FISCAL YEAR

    The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus as reported by DOB, of $445 million. Of that amount, $65 million was deposited into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities.

    The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance does not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

    General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

1994-95 FISCAL YEAR

    The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

    General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year.

    Rating Agencies Actions: On February 8, 1993, Fitch assigned its municipal bond rating of A+ to the State's general obligation bonds. Moody's assigned its municipal bond rating of A2 on February 10, 1997, and as of August 28, 1997, S&P assigned its rating of A to the State's general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

PUBLIC AUTHORITIES

    The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of September 30, 1996, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $73.4 billion, only a portion of which constitutes State-supported or State related debt.

    There are numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

    In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

    Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to provide transit and commuter services.

METROPOLITAN TRANSPORTATION AUTHORITY

    The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend on operating support from the State, local governments and TBTA and, to the extent available, federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax-- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

    State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board ("CPRB") approved the 1995-99 Capital Program, which supercedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

    There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

                                   LOCALITIES
THE CITY OF NEW YORK
The fiscal health of the State may also be affected by the fiscal health of New York City ("the City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

FISCAL OVERSIGHT

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    Implementation of the Financial Plan is also dependent upon the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that if no action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

MONITORING AGENCIES

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. Copies of the most recent Control Board, OSDC and City Comptroller, and IBO staff reports are available by contacting the Control Board at 270 Broadway, 21st Floor, New York, NY, 10007, Attention: Executive Director; OSDC at 270 Broadway, 23nd Floor, New York, NY 10007, Attention: Deputy Comptroller; the City Comptroller at Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller, Finance; and the IBO at 110 William Street, 14th Floor, New York, NY 10038, Attention:
Director.

OTHER LOCALITIES

    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

    Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

    Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

    Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97 percent increase in General Purpose State Aid.

    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

    From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

                                   LITIGATION
GENERAL
The legal proceedings noted below involve State finances, and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 1997-98 fiscal year or thereafter.

    Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1997-98 Financial Plan. The State believes that the 1997-98 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 1997-98 Financial Plan resources available for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-98 Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability for awarded and anticipated unfavorable judgments. The General Purpose Financial Statements for the 1996-97 fiscal year report estimated probable awarded and anticipated unfavorable judgments of $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

    Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1997-98 Financial Plan. The State believes that the proposed 1997-98 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 1997-98 fiscal year. These reserves include (but are not limited to) projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 1997-98 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 1997-98 Financial Plan.

                             STATE FINANCE POLICIES
INSURANCE LAW

    Proceedings have been brought by two groups of petitioners challenging regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1995-96 and 1996-97 fiscal years, respectively (New York State Health Maintenance Organization Conference, Inc., et al. v. Muhl et al. ["HMO"], and New York State Conference of Blue Cross and Blue Shield Plans, et al. v. Muhl, et al. ["Blue Cross "I" and "II" "], Supreme Court, Albany County). By Order filed January 22, 1997, the Court in Blue Cross I permitted the plaintiffs in HMO to intervene, and dismissed the challenges to the rates for the period prior to 1995-96. By decision dated July 24, 1997, the Court in Blue Cross I held that the determination made by the Superintendent in establishing the 1995-96 rate was arbitrary and capricious and directed that premiums paid pursuant to that determination should be returned to the payors. The State has appealed this decision.

OFFICE OF MENTAL/HEALTH PATIENT-CARE COSTS

    Two actions, Balzi, et al. v. Surles, et al., commenced in November 1985 in the United States District Court for the Southern District of New York, and Brogan, et al. v. Sullivan, et al., commenced in May 1990 in the United States District Court for the Western District of New York, now consolidated, challenge the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities. The cases have been settled by a stipulation and order dated January 7, 1998.

                                STATE PROGRAMS

    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

    In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County).

    In several cases, plaintiffs seek retroactive claims for reimbursement for services provided to Medicaid recipients who were also eligible for Medicare during the period January 1, 1987 to June 2, 1992. Included are Matter of New York State Radiological Society v. Wing, Appel v. Wing, E.F.S. Medical Supplies v. Dowling, Kellogg v. Wing, Lifshitz v. Wing, New York State Podiatric Medical Association v. Wing and New York State Psychiatric Association v. Wing. These cases were commenced after the State's reimbursement methodology was held invalid in New York City Health and Hospital Corp. v. Perales. The State contends that these claims are time-barred.

    Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law (S)2807-d, which imposes a gross receipts tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law (S)(S) 2807-d(2)(b)
(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State has appealed that order.

SHELTER ALLOWANCE

    In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through Department of Social Services regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgment was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State has sought relief from each and every provision of this judgment except that portion directing continued provision of interim relief.

TAX LAW

    In Matter of the Petition of Consolidated Rail Corporation v. Tax Appeals Tribunal (Appellate Division, Third Department, commenced December 22, 1995), petitioner rail freight corporation, that purchases diesel motor fuel out of State and imports the fuel into the State for use, distribution, storage or sale in the State, contends that the assessment of the petroleum business tax pursuant to Tax Law (S)301-a to such fuel purchases violated the Commerce Clause of the United States Constitution. Petitioner contended that the application of Section 301-a to the interstate transaction, but not to purchasers who purchase fuel within the State for use, distribution, storage or sale within the State discriminates against interstate commerce. In a decision dated July 17, 1997, the Appellate Division, Third Department, dismissed the petition. Petitioner appealed to the Court of Appeals. On December 4, 1997, the Court of Appeals dismissed the appeal, sua sponte, upon the ground that no substantial Constitutional question was directly involved.

    In New York Association of Convenience Stores et al. v. Urbach, et al., petitioners New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco.

EDUCATION LAW

    In New York State Association of Counties v. Pataki, et al., commenced May 29, 1996 (Supreme Court, Albany County), plaintiff seeks reimbursement from the State for certain costs incurred prior to the 1995-96 school year arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law. Chapter 642 of the Laws of 1996 provided that the 1996-97 preschool special education appropriation would be used first to pay all such prior year costs approved by the State Education Department as of July 1, 1996. Because the costs that were the subject of this lawsuit were paid, this case was adjourned on August 16, 1996.

CLEAN WATER/CLEAN AIR BOND ACT OF 1996

    In Robert L. Schulz et al. v. The New York State Executive et al. (Supreme Court, Albany County, commenced October 16, 1996), plaintiffs challenge the enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation (1996 Laws of New York, Chapters 412 and 413). Plaintiffs claim, inter alia, that the Bond Act and its implementing legislation violate provisions of the State Constitution requiring that such debt be authorized by law for some single work or purpose distinctly specified therein and forbidding incorporation of other statutes by reference.

                              CIVIL RIGHTS CLAIMS

In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIPI"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and other State defendants (the "State") in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the Court of Appeals, based on the District Court's factual findings, held the State defendants liable under 42 USC (S) 1983 and the Equal Educational Opportunity Act, 20 USC (S)(S) 1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that the vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must find a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan ("EIP II") to eradicate these vestiges of segregation. The October 8, 1997 Order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1997-98 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. The State intends to appeal that judgment. Additionally, the Court adopted a requirement that the State pay to Yonkers $9 million as its pro rata share of the Funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I has not yet been reduced to an order.

                              REAL PROPERTY CLAIMS

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

    Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others.

                            CONTRACT AND TORT CLAIMS

In Inter-Power of New York, Inc. v. State of New York, commenced November 16, 1994 in the Court of Claims, plaintiff alleged that by reason of the failure of the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, plaintiff was unable to complete by the projected completion date a cogeneration facility, and thereby suffered damages. The parties have agreed to settle this case for $29 million.